Trade and other receivables	12 Months Ended
Dec. 31, 2020
Disclosure of trade and other receivables [text block] [Abstract]
Schedule of trade and other receivables

17. Trade and other receivables

	2020	2019	2018
	£’000	£’000	£’000
Trade receivables	7,243	291	—
Prepayments	20,278	10,260	5,014
Contract assets	599	8	—
VAT recoverable	4,533	4,983	35
Other receivables	4,216	1,687	—
Total trade and other receivables	36,869	17,229	5,049

Due within one year	29,358	13,255	49
Due within two to five years	7,511	3,974	5,000
	36,869	17,229	5,049

There is no expected credit loss on trade receivables.

The carrying value of trade and other receivables classified as loans and receivables approximates fair value. As at December 31, 2020 none (2019: none) of the trade receivables balance was aged over 30 days. During the year ended December 31, 2020 a £4.0m prepayment was written off to the statement of profit or loss.